Exhibit 10.2

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN THIS EXHIBIT, “[***]” INDICATES WHERE SUCH INFORMATION HAS BEEN OMITTED.
GRANT AGREEMENT
Investment ID INV-026060
AGREEMENT SUMMARY & SIGNATURE PAGE

GRANTEE INFORMATION
Name:	Dare Bioscience, Inc.
Tax Status:	Not exempt from federal income tax under U.S. IRC § 501(c)(3) You confirm that the above information is correct and agree to notify the Foundation immediately of any change.
Expenditure Responsibility:	This Agreement is subject to "expenditure responsibility" requirements under the U.S. Internal Revenue Code.
Mailing Address:	3655 Nobel Drive Suite 260, San Diego, California 92122, USA
Primary Contact:	Nicolas Pacelli, Vice President, Business Development, [***]

FOUNDATION INFORMATION
Mailing Address:	P. O. Box 23350, Seattle, Washington 98102, USA
Primary Contact:	Kirsten Vogelsong, Senior Program Officer, Contraceptive Development, Integrated Development, [***]

AGREEMENT INFORMATION
Title:	Personal Contraceptive System (DARE LARC1)
"Charitable Purpose":	To advance the development of a novel long-acting, user-controlled hormonal contraceptive implant suitable for use by women in low-resource settings
"Start Date":	Date of last signature
"End Date":	November 1, 2026
This Agreement includes and incorporates by this reference:
This Agreement Summary & Signature Page and:
•Grant Amount and Reporting & Payment Schedule (Attachment A)
•Terms and Conditions (Attachment B)
•Investment Document (date submitted [***])
•Results Framework and Tracker (date submitted [***])
•Budget (date submitted [***])

THIS AGREEMENT is between Dare Bioscience, Inc. ("Dare Bioscience", "You" or "Grantee") and the Bill & Melinda Gates Foundation ("Foundation"), and is effective as of date of last signature. Each party to this Agreement may be referred to individually as a "Party" and together as the "Parties." As a condition of this grant, the Parties enter into this Agreement by having their authorized representatives sign below.

BILL & MELINDA GATES FOUNDATION /s/ Kirsten Vogelsong		DARE BIOSCIENCE, INC. /s/ Sabrina Johnson
By:	Kirsten Vogelsong	By:	Sabrina Johnson
Title:	Senior Program Officer	Title:	CEO
June 24, 2021		June 30, 2021
Date		Date
1 of 8

GRANT AGREEMENT
Investment ID INV-026060
ATTACHMENT A
GRANT AMOUNT AND REPORTING & PAYMENT SCHEDULE

GRANT AMOUNT
The Foundation will pay You up to the total grant amount specified in the Reporting & Payment Schedule below. The Foundation's Primary Contact must approve in writing any Budget cost category change of more than 10%.

REPORTING & PAYMENT SCHEDULE
Payments are subject to Your compliance with this Agreement, including Your achievement, and the Foundation's approval, of any applicable targets, milestones, and reporting deliverables required under this Agreement. The Foundation may, in its reasonable discretion, modify payment dates or amounts and will notify You of any such changes in writing.

REPORTING
You will submit reports according to the Reporting & Payment Schedule using the Foundation's templates or forms, which the Foundation will make available to You and which may be modified from time to time. For a progress or final report to be considered satisfactory, it must demonstrate meaningful progress against the targets or milestones for that investment period. If meaningful progress has not been made, the report should explain why not and what adjustments You are making to get back on track. Please notify the Foundation's Primary Contact if You need to add or modify any targets or milestones. The Foundation must approve any such changes in writing. You agree to submit other reports the Foundation may reasonably request.

ACCOUNTING FOR PERSONNEL TIME
You will track the time of all employees, contingent workers, and any other individuals whose compensation will be paid in whole or in part by Grant Funds. Such individuals will keep records (e.g., timesheets) of actual time worked on the Project in increments of sixty minutes or less and brief descriptions of tasks performed. You will report actual time worked consistent with those records in Your progress and final budget reports. You will submit copies of such records to the Foundation upon request.

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REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	Countersigned Agreement		[***]	$11,453,099
	[***]	[***]	[***]	Up to $[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	[***]	Up to $[***]
[***]	[***]	[***]	[***]	Up to $[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]	Up to $[***]
[***]	[***]	[***]
	[***]	[***]	[***]	Up to $[***]
[***]	[***]	[***]	[***]	Up to $[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	Up to $[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
Total Grant Amount				Up to $48,945,928
3 of 8

GRANT AGREEMENT
Investment ID INV-026060
ATTACHMENT B
TERMS & CONDITIONS

This Agreement is subject to the following terms and conditions.

PROJECT SUPPORT

PROJECT DESCRIPTION AND CHARITABLE PURPOSE
The Foundation is awarding You this grant to carry out the project described in the Investment Document  ("Project") in order to further the Charitable Purpose. The Foundation, in its discretion, may approve in writing any request by You to make non-material changes to the Investment Document.

MANAGEMENT OF FUNDS

USE OF FUNDS
You may not use funds provided under this Agreement ("Grant Funds") for any purpose other than the Project. You may not use Grant Funds to reimburse any expenses You incurred prior to the Start Date. At the Foundation's request, You will repay any portion of Grant Funds and/or Income used or committed in material breach of this Agreement, as determined by the Foundation in its discretion.

INVESTMENT OF FUNDS
You must invest Grant Funds in highly liquid investments with the primary objective of preservation of principal (e.g., interest-bearing bank accounts or a registered money market mutual fund) so that the Grant Funds are available for the Project. Together with any progress or final reports required under this Agreement, You must report the amount of any currency conversion gains (or losses) and the amount of any interest or other income generated by the Grant Funds (collectively, "Income"). Any Income must be used for the Project.

SEGREGATION OF FUNDS You must maintain Grant Funds in a physically separate bank account or a separate bookkeeping account maintained as part of Your financial records and dedicated to the Project.

GLOBAL ACCESS

GLOBAL ACCESS COMMITMENT
You will conduct and manage the Project and the Funded Developments in a manner that ensures Global Access. Your Global Access commitments will survive the term of this Agreement. "Funded Developments" means the products, services, processes, technologies, materials, software, data, other innovations, and intellectual property resulting from the Project (including modifications, improvements, and further developments to Background Technology). "Background Technology" means any and all products, services, processes, technologies, materials, software, data, or other innovations, and intellectual property created by You or a third party prior to or outside of the Project used as part of the Project. "Global Access" means: (a) the knowledge and information gained from the Project will be promptly and broadly disseminated; and (b) the Funded Developments will be made available and accessible at an affordable price (i) to people most in need within developing countries, or (ii) in support of the U.S. educational system and public libraries, as applicable to the Project.

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HUMANITARIAN LICENSE
Subject to applicable laws and for the purpose of achieving Global Access, You grant the Foundation a nonexclusive, perpetual, irrevocable, worldwide, royalty-free, fully paid up, sublicensable license to make, use, sell, offer to sell, import, distribute, copy, create derivative works, publicly perform, and display Funded Developments and Essential Background Technology. “Essential Background Technology” means Background Technology that is: (a) owned, controlled, or developed by You, or in-licensed with the right to sublicense; and (b) either incorporated into a Funded Development or reasonably required to exercise the license to a Funded Development. You confirm that You have retained sufficient rights in the Funded Developments and Essential Background Technology to grant this license. You must ensure this license survives the assignment or transfer of Funded Developments or Essential Background Technology. On request, You must promptly make available the Funded Developments and Essential Background Technology to the Foundation for use solely under this license. If You demonstrate to the satisfaction of the Foundation that Global Access can best be achieved without this license, the Foundation and You will make good faith efforts to modify or terminate this license, as appropriate.

PUBLICATION
Consistent with Your Global Access commitments, if the Project description specifies Publication or Publication is otherwise requested by the Foundation, You will seek prompt Publication of any Funded Developments consisting of data and results. “Publication” means publication in a peer-reviewed journal or other method of public dissemination specified in the Project description or otherwise approved by the Foundation in writing. Publication may be delayed for a reasonable period for the sole purpose of seeking patent protection, provided the patent application is drafted, filed, and managed in a manner that best furthers Global Access. If You seek Publication in a peer-reviewed journal, You agree to adhere to the Foundation’s Open Access Policy available at: www.gatesfoundation.org/How-We-Work/General-Information/Open-Access-Policy, which may be modified from time to time. Nothing in this section shall be construed as requiring Publication in contravention of any applicable ethical, legal, or regulatory requirements. You will mark any Funded Development subject to this clause with the appropriate notice or attribution, including author, date and copyright (e.g., © 20<> <Name>).

INTELLECTUAL PROPERTY REPORTING
During the term of this Agreement and for 5 years after, You will submit upon request annual intellectual property reports relating to the Funded Developments, Background Technology, and any related agreements using the Foundation's templates or forms, which the Foundation may modify from time to time.

SUBGRANTS AND SUBCONTRACTS

SUBGRANTS AND SUBCONTRACTS You may not make subgrants under this Agreement. You have the exclusive right to select subcontractors to assist with the Project.

RESPONSIBILITY FOR OTHERS
You are responsible for (a) all acts and omissions of any of Your trustees, directors, officers, employees, subgrantees, subcontractors, contingent workers, agents, and affiliates assisting with the Project, and (b) ensuring their compliance with the terms of this Agreement.

PROHIBITED ACTIVITIES

ANTI-TERRORISM
You will not use funds provided under this Agreement, directly or indirectly, in support of activities (a) prohibited by U.S. laws relating to combating terrorism; (b) with persons on the List of Specially Designated Nationals (www.treasury.gov/sdn) or entities owned or controlled by such persons; or (c) in or with countries or territories against which the U.S. maintains comprehensive sanctions (currently, Cuba, Iran, Syria, North Korea, and the Crimea Region of Ukraine), including paying or reimbursing the expenses of persons from such countries or territories, unless such activities are fully authorized by the U.S. government under applicable law and specifically approved by the Foundation in its sole discretion.

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ANTI-CORRUPTION; ANTI-BRIBERY
You will not offer or provide money, gifts, or any other things of value directly or indirectly to anyone in order to improperly influence any act or decision relating to the Foundation or the Project, including by assisting any party to secure an improper advantage. Training and information on compliance with these requirements are available at www.learnfoundationlaw.org.

POLITICAL ACTIVITY AND ADVOCACY
You may not use Grant Funds to influence the outcome of any election for public office or to carry on any voter registration drive. You may not use Grant Funds to support lobbying activity or to otherwise support attempts to influence local, state, federal, or foreign legislation. Your strategies and activities, and any materials produced with Grant Funds, must comply with applicable local, state, federal, or foreign lobbying law. You agree to comply with lobbying, gift, and ethics rules applicable to the Project.

OTHER

PUBLICITY
A Party may publicly disclose information about the award of this grant, including the other Party’s name, the total amount awarded, and a description of the Project, provided that a Party obtains prior written approval before using the other Party’s name for promotional purposes or logo for any purpose. Any public disclosure by You or Your subgrantees, subcontractors, contingent workers, agents, or affiliates must be made in accordance with the Foundation’s then-current brand guidelines, which are available at: www.gatesfoundation.org/brandguidelines.

LEGAL ENTITY AND AUTHORITY
You confirm that: (a) You are an entity duly organized or formed, qualified to do business, and in good standing under the laws of the jurisdiction in which You are organized or formed; (b) You are not an individual (i.e., a natural person) or a disregarded entity (e.g., a sole proprietor or sole-owner entity) under U.S. law; (c) You have the right to enter into and fully perform this Agreement; and (d) Your performance will not violate any agreement or obligation between You and any third party. You will notify the Foundation immediately if any of this changes during the term of this Agreement.

COMPLIANCE WITH LAWS
In carrying out the Project, You will comply with all applicable laws, regulations, and rules and will not infringe, misappropriate, or violate the intellectual property, privacy, or publicity rights of any third party.

COMPLIANCE WITH REQUIREMENTS
You will conduct, control, manage, and monitor the Project in compliance with all applicable ethical, legal, regulatory, and safety requirements, including applicable international, national, local, and institutional standards ("Requirements"). You will obtain and maintain all necessary approvals, consents, and reviews before conducting the applicable activity. As a part of Your annual progress report to the Foundation, You must report whether the Project activities were conducted in compliance with all Requirements.

If the Project involves:
a. any protected information (including personally identifiable, protected health, or third-party confidential), You will not disclose this information to the Foundation without obtaining the Foundation's prior written approval and all necessary consents to disclose such information;
b. children or vulnerable subjects, You will obtain any necessary consents and approvals unique to these subjects; and/or
c. any trial involving human subjects, You will adhere to current Good Clinical Practice as defined by the International Council on Harmonisation (ICH) E-6 Standards (or local regulations if more stringent) and will obtain applicable trial insurance.

Any activities by the Foundation in reviewing documents and providing input or funding does not modify Your responsibility for determining and complying with all Requirements for the Project.

RELIANCE
You acknowledge that the Foundation is relying on the information You provide in reports and during the course of any due diligence conducted prior to the Start Date and during the term of this Agreement. You represent that the Foundation may continue to rely on this information and on any additional information You provide regarding activities, progress, and Funded Developments.

6 of 8

INDEMNIFICATION
If the Project involves clinical trials, trials involving human subjects, post-approval studies, field trials involving genetically modified organisms, experimental medicine, or the provision of medical/health services ("Indemnified Activities"), You will indemnify, defend, and hold harmless the Foundation and its trustees, employees, and agents ("Indemnified Parties") from and against any and all demands, claims, actions, suits, losses, damages (including property damage, bodily injury, and wrongful death), arbitration and legal proceedings, judgments, settlements, or costs or expenses (including reasonable attorneys' fees and expenses) (collectively, "Claims") arising out of or relating to the acts or omissions, actual or alleged, of You or Your employees, subgrantees, subcontractors, contingent workers, agents, and affiliates with respect to the Indemnified Activities. You agree that any activities by the Foundation in connection with the Project, such as its review or proposal of suggested modifications to the Project, will not modify or waive the Foundation's rights under this paragraph. An Indemnified Party may, at its own expense, employ separate counsel to monitor and participate in the defense of any Claim. Your indemnification obligations are limited to the extent permitted or precluded under applicable federal, state or local laws, including federal or state tort claims acts, the Federal Anti-Deficiency Act, state governmental immunity acts, or state constitutions. Nothing in this Agreement will constitute an express or implied waiver of Your governmental and sovereign immunities, if any.

INSURANCE
You will maintain insurance coverage sufficient to cover the activities, risks, and potential omissions of the Project in accordance with generally-accepted industry standards and as required by law. You will ensure Your subgrantees and subcontractors maintain insurance coverage consistent with this section.

TERM AND TERMINATION

TERM
This Agreement commences on the Start Date and continues until the End Date, unless terminated earlier as provided in this Agreement. The Foundation, in its discretion, may approve in writing any request by You for a no-cost extension, including amending the End Date and adjusting any affected reporting requirements.

TERMINATION
The Foundation may modify, suspend, or discontinue any payment of Grant Funds or terminate this Agreement if: (a) the Foundation is not reasonably satisfied with Your progress on the Project; (b) there are significant changes to Your leadership or other factors that the Foundation reasonably believes may threaten the Project's success; (c) there is a change in Your control; (d) there is a change in Your tax status; or (e) You fail to comply with this Agreement.

RETURN OF FUNDS
Any Grant Funds, plus any Income, that have not been used for, or committed to, the Project upon expiration or termination of this Agreement, must be returned promptly to the Foundation.

MONITORING, REVIEW, AND AUDIT
The Foundation may monitor and review Your use of the Grant Funds, performance of the Project, and compliance with this Agreement, which may include onsite visits to assess Your organization's governance, management and operations, discuss Your program and finances, and review relevant financial and other records and materials. In addition, the Foundation may conduct audits, including onsite audits, at any time during the term of this Agreement, and within four years after Grant Funds have been fully spent. Any onsite visit or audit shall be conducted at the Foundation's expense, following prior written notice, during normal business hours, and no more than once during any 12-month period.

INTERNAL OR THIRD PARTY AUDIT
If during the term of this Agreement You are audited by your internal audit department or by a third party, You will provide the audit report to the Foundation upon request, including the management letter and a detailed plan for remedying any deficiencies observed ("Remediation Plan"). The Remediation Plan must include (a) details of actions You will take to correct any deficiencies observed, and (b) target dates for successful completion of the actions to correct the deficiencies.

7 of 8

RECORD KEEPING
You will maintain complete and accurate accounting records and copies of any reports submitted to the Foundation relating to the Project. You will retain such records and reports for 4 years after Grant Funds have been fully spent. At the Foundation's request, You will make such records and reports available to enable the Foundation to monitor and evaluate how Grant Funds have been used or committed.

SURVIVAL
A Party's obligations under this Agreement will be continuous and survive expiration or termination of this Agreement as expressly provided in this Agreement or otherwise required by law or intended by their nature.

GENERAL

ENTIRE AGREEMENT, CONFLICTS, AND AMENDMENTS
This Agreement contains the entire agreement of the Parties and supersedes all prior and contemporaneous agreements concerning its subject matter. If there is a conflict between this Agreement and the Investment Document this Agreement will prevail. Except as specifically permitted in this Agreement, no modification, amendment, or waiver of any provision of this Agreement will be effective unless in writing and signed by authorized representatives of both Parties.

NOTICES AND APPROVALS
Written notices, requests, and approvals under this Agreement must be delivered by mail or email to the other Party's primary contact specified on the Agreement Summary & Signature Page, or as otherwise directed by the other Party.

SEVERABILITY
Each provision of this Agreement must be interpreted in a way that is enforceable under applicable law. If any provision is held unenforceable, the rest of the Agreement will remain in effect.

ASSIGNMENT
You may not assign, or transfer by operation of law or court order, any of Your rights or obligations under this Agreement without the Foundation's prior written approval. This Agreement will bind and benefit any permitted successors and assigns.

COUNTERPARTS AND ELECTRONIC SIGNATURES
Except as may be prohibited by applicable law or regulation, this Agreement and any amendment may be signed in counterparts, by facsimile, PDF, or other electronic means, each of which will be deemed an original and all of which when taken together will constitute one agreement. Facsimile and electronic signatures will be binding for all purposes.

8 of 8

AMENDMENT 1
to
GRANT AGREEMENT
Investment ID INV-026060
AMENDMENT SUMMARY PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Grant Agreement between the Bill & Melinda Gates Foundation and Daré Bioscience, Inc., effective June 30, 2021, and bearing Investment ID INV-026060
Amendment Purpose:	Reporting & Payment Schedule Change
“Amendment Date”:	November 23, 2022

THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the Amendment Date. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.

REPORTING & PAYMENT SCHEDULE
This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone*, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	Countersigned Grant Agreement	[***]	July 2021	$11,453,099.00
	[***]	[***]
	[***]	[***]
	[***]	[***]	July 2022	$7,960,608.00
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Investment ID INV-026060	Page 1 of 2	Version: August 2022

[***]	[***]	[***]	November 2022	$4,436,204.00
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]	Up to $[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]	[***]	Up to $[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	[***]	Up to $[***]
	[***]	[***]
[***]	[***]	[***]	[***]	Up to $[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	Up to $[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
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	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Amended Total Grant Amount				Up to $48,945,928.00

As provided in the Agreement, signatures are not required.

Investment ID INV-026060	Page 2 of 2	Version: August 2022

AMENDMENT 2
to
GRANT AGREEMENT
Investment ID INV-026060
AMENDMENT SUMMARY PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Dare Bioscience, Inc., effective June 30, 2021, as amended, and bearing Investment ID INV-026060
Amendment Purpose:	Payment & Reporting Schedule Change
“Amendment Date”:	September 14, 2023
THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the Amendment Date. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.

REPORTING & PAYMENT SCHEDULE
This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	Countersigned Agreement	[***]	July 2021	$11,453,099.00
	[***]	[***]	July 2022	$7,960,608.00
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

Investment ID INV-026060	1 of 5	Version: August 2022

	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	November 2022	$4,436,204.00
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	September 2023	$4,500,000.00
	[***]	[***]
	[***]	[***]
	[***]	[***]

Investment ID INV-026060	2 of 5	Version: August 2022

	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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	[***]	[***]	[***]	[***]
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Investment ID INV-026060	3 of 5	Version: August 2022

[***]	[***]	[***]	[***]	[***]
	[***]	[***]
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	[***]	[***]
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[***]	[***]	[***]
	[***]	[***]	[***]	[***]
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[***]	[***]	[***]
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Investment ID INV-026060	4 of 5	Version: August 2022

	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
Amended Total Grant Amount			$48,945,928.00

As provided in the Agreement, signatures are not required.

Investment ID INV-026060	5 of 5	Version: August 2022

AMENDMENT 3
to
GRANT AGREEMENT
Investment ID INV-026060
AMENDMENT SUMMARY PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Dare Bioscience, Inc., effective June 30, 2021, as amended, and bearing Investment ID INV-026060
Amendment Purpose:	Payment & Reporting Schedule Change
“Amendment Date”:	Date of this email
THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the Amendment Date. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.
REPORTING & PAYMENT SCHEDULE
This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	Countersigned Agreement		July 2021	$11,453,099.00
	[***]
	[***]
	[***]		July 2022	$7,960,608.00
	[***]
	[***]
	[***]
[***]	[***]
	[***]
[***]	[***]
	[***]
	[***]
	[***]		November 2022	$4,436,204.00

Investment ID INV-026060	1 of 3	Version: August 2022

[***]
[***]
[***]	[***]		September 2023	$4,500,000.00
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]	[***]	Scheduled: April 2024	$1,000,000.00
[***]
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[***]
[***]
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[***]	[***]	[***]	[***]	[***]
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Investment ID INV-026060	2 of 3	Version: August 2022

	[***]	[***]
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	[***]	[***]
[***]
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	[***]	[***]
[***]
[***]
[***]	[***]
Amended Total Grant Amount				Up to $48,945,928.00
As provided in the Agreement, signatures are not required.

Investment ID INV-026060	3 of 3	Version: August 2022

AMENDMENT 4
to
GRANT AGREEMENT
Investment ID INV-026060
AMENDMENT SUMMARY PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Dare Bioscience, Inc., effective June 30, 2021, as amended, and bearing Investment ID INV-026060
Amendment Purpose:	Payment & Reporting Schedule Change
“Amendment Date”:	Date of this email
THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the Amendment Date. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.

REPORTING & PAYMENT SCHEDULE
This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	Countersigned Agreement		July 2021	$11,453,099.00
	[***]
	[***]
	[***]		July 2022	$7,960,608.00
	[***]
	[***]
	[***]
[***]	[***]
	[***]
[***]	[***]
	[***]
	[***]
	[***]		November 2022	$4,436,204.00

Investment ID INV-026060	1 of 3	Version: August 2022

[***]
[***]
[***]	[***]		September 2023	$4,500,000.00
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]		April 2024	$1,000,000.00
[***]
[***]
[***]
[***]
[***]
[***]	[***]		November 2024	$2,500,000.00
[***]	[***]	[***]	[***]	$[***]
[***]
[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]
	[***]	[***]	[***]	$[***]
	[***]	[***]
[***]
[***]
[***]
[***]	[***]

Investment ID INV-026060	2 of 3	Version: August 2022

[***]	[***]	[***]
	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]
[***]
[***]
[***]	[***]
Amended Total Grant Amount			Up to $48,945,928.00

As provided in the Agreement, signatures are not required.

Investment ID INV-026060	3 of 3	Version: August 2022

AMENDMENT 5
to
GRANT AGREEMENT
Investment ID INV-026060
AMENDMENT SUMMARY PAGE

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Gates Foundation, formerly known as the Bill & Melinda Gates Foundation, and Dare Bioscience, Inc., effective June 30, 2021, as amended, and bearing Investment ID INV-026060
Amendment Purpose:	Payment & Reporting Schedule Change
“Amendment Date”:	July 2, 2025

THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the Amendment Date. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.
REPORTING & PAYMENT SCHEDULE
This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	Countersigned Agreement	[***]	July 2021	$11,453,099.00
	[***]	[***]	July 2022	$7,960,608.00
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
Investment ID INV-026060    1 of 4    Version: August 2022

[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]	November 2022	$4,436,204.00
	[***]	[***]
[***]	[***]	[***]	September 2023	$4,500,000.00
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	April 2024	$1,000,000.00
	[***]	[***]

Investment ID INV-026060    2 of 4    Version: August 2022

	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	November 2024	$2,500,000.00
[***]	[***]	[***]	July 2025	$6,000,000.00
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	October 2025	$4,000,000.00
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
Investment ID INV-026060    3 of 4    Version: August 2022

	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Amended Total Grant Amount			$48,945,928.00

As provided in the Agreement, signatures are not required.

Investment ID INV-026060    4 of 4    Version: August 2022